The Meet Kevin Pricing Power ETF
Schedule of Investments
as of January 31, 2024 (Unaudited)

COMMON STOCKS - 97.4%	Shares	Value
Advertising - 4.3%
Trade Desk, Inc. - Class A(a)	24,617	$1,684,541

Aerospace & Defense - 2.3%
Embraer SA - ADR(a)	49,333	908,221

Auto Manufacturers - 19.2%
Tesla, Inc.(a)	40,035	7,498,155

Commercial Services - 3.6%
PayPal Holdings, Inc.(a)	22,809	1,399,332

Computers - 5.1%
Apple, Inc.	10,665	1,966,626

Energy-Alternate Sources - 12.3%
Enphase Energy, Inc.(a)	45,841	4,773,423

Semiconductors - 40.6%(b)
Advanced Micro Devices, Inc.(a)	18,714	3,138,151
ASML Holding NV - NYRS	3,225	2,805,169
Intel Corp.	56,610	2,438,759
NVIDIA Corp.	8,128	5,000,914
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	21,587	2,438,468
		15,821,461

Software - 4.9%
BILL Holdings, Inc.(a)	7,031	548,770
Palantir Technologies, Inc. - Class A(a)	83,665	1,346,170
		1,894,940

Telecommunications - 5.1%
Ubiquiti, Inc.	15,788	1,985,183
TOTAL COMMON STOCKS (Cost $38,334,629)		37,931,882

EXCHANGE TRADED FUNDS - 1.1%
Direxion Daily 20 Year Plus Treasury Bull 3x Shares	7,002	414,939
TOTAL EXCHANGE TRADED FUNDS (Cost $424,249)		414,939

SHORT-TERM INVESTMENTS - 1.6%
Money Market Funds - 1.6%
First American Government Obligations Fund - Class X, 5.25%(c)	617,841	617,841
TOTAL SHORT-TERM INVESTMENTS (Cost $617,841)		617,841

TOTAL INVESTMENTS - 100.1% (Cost $39,376,719)		$38,964,662
Liabilities in Excess of Other Assets - (0.1)%		(24,269)
TOTAL NET ASSETS - 100.0%		$38,940,393

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
NYRS - New York Registry Shares
SA - Sociedad Anónima
(a)	Non-income producing security.
(b)	To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.
(c)	The rate shown represents the 7-day effective yield as of January 31, 2024.

Summary of Fair Value Exposure at January 31, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

● Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

● Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.

● Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of January 31, 2024:

The Meet Kevin Pricing Power ETF

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$37,931,882	$—	$—	$37,931,882
Exchange Traded Funds	414,939	—	—	414,939
Money Market Funds	617,841	—	—	617,841
Total Investments	$38,964,662	$—	$—	$38,964,662

Refer to the Schedule of Investments for industry classifications.